Vanguard Money Market Funds Prospectus

December 20, 2019 (as supplemented on September 29, 2020)

Investor Shares

Vanguard Cash Reserves Federal Money Market Fund* (VMMXX)

Vanguard Federal Money Market Fund (VMFXX)

Vanguard Treasury Money Market Fund (VUSXX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

*Formerly known as Vanguard Prime Money Market Fund.

This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard Fund Summaries		Investing With Vanguard	33
Cash Reserves Federal Money
Market Fund	1	Purchasing Shares	33

Federal Money Market Fund	5	Converting Shares	36

Treasury Money Market Fund	10	Redeeming Shares	37

Investing in Money Market Funds	15	Exchanging Shares	41

More on the Funds	17	Other Rules You Should Know	42

The Funds and Vanguard	25	Fund and Account Updates	46

Investment Advisor	25	Employer-Sponsored Plans	47

Dividends, Capital Gains, and Taxes	26	Contacting Vanguard	48

Share Price	28	Additional Information	49

Financial Highlights	30	Glossary of Investment Terms	50

0

Vanguard Cash Reserves Federal Money Market Fund

Investment Objective

The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.14%

12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.16%

Example

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Principal Investment Strategies

The Fund invests primarily in high-quality, short-term money market instruments. Under normal circumstances, at least 80% of the Fund's assets are invested in securities issued by the U.S. government and its agencies and instrumentalities. Although these securities are high-quality, some of the securities held by the Fund are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Fund generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.

Principal Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund's performance:

•Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

•Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

•Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund invests more than 25% of its assets in securities issued by companies in the financial services industry, the Fund's performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index and a comparative benchmark, which have investment characteristics similar to those of the Fund. Returns for the Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Cash Reserves Federal Money Market Fund Investor Shares1

2009		2010	2011	2012	2013	2014	2015	2016	2017	2018
10%

5%									1.02	1.95
	0.53	0.06	0.05	0.04	0.02	0.01	0.05	0.49
0%

-5%
-10%

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2019, was 1.77%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.57% (quarter ended December 31, 2018), and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014).

Average Annual Total Returns for Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Vanguard Cash Reserves Federal Money Market Fund	1.95%	0.70%	0.42%

Comparative Benchmarks

FTSE 3-Month U.S. Treasury Bill Index
(reflects no deduction for fees or expenses)	1.86%	0.59%	0.34%

Money Market Funds Average	1.52	0.45	0.24

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Nafis T. Smith, Portfolio Manager at Vanguard. He has managed the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). When your trade is processed depends on the day and time Vanguard receives your request in good order and the manner in which it is submitted. Generally, trades placed after the close of business are processed during the next business day. The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries and Vanguard-advised clients should contact Vanguard for special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Federal Money Market Fund

Investment Objective

The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%

12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.11%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

Principal Investment Strategies

The Fund invests primarily in high-quality, short-term money market instruments. Under normal circumstances, at least 80% of the Fund's assets are invested in securities issued by the U.S. government and its agencies and instrumentalities. Although these securities are high-quality, some of the securities held by the Fund are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Fund generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.

Principal Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund's performance:

•Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

•Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a comparative benchmark, which have investment characteristics similar to those of the Fund. Returns for the U.S. Government Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Federal Money Market Fund Investor Shares1

2009		2010	2011	2012	2013	2014	2015	2016	2017	2018
10%

5%										1.78
	0.40	0.02	0.01	0.01	0.02	0.01	0.04	0.30	0.81
0%

-5%
-10%

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2019, was 1.71%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.54% (quarter ended December 31, 2018), and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014).

Average Annual Total Returns for Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Vanguard Federal Money Market Fund	1.78%	0.59%	0.34%

Comparative Benchmarks

FTSE 3-Month U.S. Treasury Bill Index
(reflects no deduction for fees or expenses)	1.86%	0.59%	0.34%

U.S. Government Money Market Funds Average	1.23	0.32	0.17

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

John C. Lanius, Portfolio Manager at Vanguard. He has managed the Fund since 2007.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). When your trade is processed depends on the day and time Vanguard receives your request in good order and the manner in which it is submitted. Generally, trades placed after the close of business are processed during the next business day. The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Treasury Money Market Fund

Investment Objective

The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%

12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.09%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

Principal Investment Strategies

The Fund invests solely in high-quality, short-term money market instruments whose interest and principal payments are backed by the full faith and credit of the U.S. government. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury securities; the remainder of the assets may be invested in securities issued by U.S. governmental agencies. The Fund maintains a dollar- weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Fund generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.

Principal Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund's performance:

•Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a comparative benchmark, which have investment characteristics similar to those of the Fund. Returns for the iMoneyNet Money Fund Report's 100% Treasury Funds Average are derived from data provided by iMoneyNet, Inc.; returns for the U.S. Treasury Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Treasury Money Market Fund Investor Shares1

2009		2010	2011	2012	2013	2014	2015	2016	2017	2018
10%

5%										1.80
	0.25	0.01	0.02	0.02	0.01	0.01	0.02	0.25	0.79
0%

-5%
-10%

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2019, was 1.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.54% (quarter ended December 31, 2018), and the lowest return for a quarter was 0.00% (quarter ended March 31, 2015).

Average Annual Total Returns for Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Vanguard Treasury Money Market Fund	1.80%	0.57%	0.32%

Comparative Benchmarks

FTSE 3-Month U.S. Treasury Bill Index
(reflects no deduction for fees or expenses)	1.86%	0.59%	0.34%

iMoneyNet Money Fund Report's 100 percent Treasury Funds
Average	1.30	0.33	0.17

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Nafis T. Smith, Portfolio Manager at Vanguard. He has managed the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). When your trade is processed depends on the day and time Vanguard receives your request in good order and the manner in which it is submitted. Generally, trades placed after the close of business are processed during the next business day. The minimum investment amount required to open and maintain a Fund account for Investor Shares is $50,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Money Market Funds

What is Money Market Fund Reform?

In July 2014, the SEC implemented a number of regulatory changes designed to enhance the stability and resilience of all money market funds. The reforms have created three categories of money market funds:

•Retail money market funds, which may maintain a stable net asset value (NAV) but are subject to liquidity fees and redemption gates.

•Government money market funds, which may maintain a stable NAV but are not required to implement liquidity fees and redemption gates.

•Institutional money market funds, which are required to have a floating NAV and are subject to liquidity fees and redemption gates.

The boards of trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds® (collectively, the Boards), in accordance with the best interest of the shareholders, approved a number of changes in response to the SEC's 2014 amendments to the rules governing money market funds. These changes are now in effect. As part of these changes, information regarding each Fund's weekly liquid assets for the prior six months (by day, as of the close of business) is available on each Fund's Portfolio page at vanguard.com.

How Does This Affect Vanguard Money Market Funds?

The money market fund reforms impact money market funds differently depending on the types of investors permitted to invest in a fund and the types of securities in which a fund may invest.

Vanguard has designated Vanguard Cash Reserves Federal Money Market Fund, Vanguard Federal Money Market Fund, and Vanguard Treasury Money Market Fund as government money market funds.

Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). Each Fund generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.

Government money market funds can also maintain a stable $1.00 NAV through the use of amortized cost accounting and may, but are not required to, implement liquidity fees and redemption gates. Each Fund will continue to use amortized cost to transact at a stable $1.00 NAV.

The Boards have determined that the Funds will not voluntarily implement the liquidity fees or redemption gates.

Each Fund is subject to money market fund reform regulatory risk, which is the chance that money market fund reforms will affect the Fund's investment strategy, fees and expenses, portfolio, share liquidity, and return potential as a result of the implemented rules.

More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds' Investor Shares. A separate prospectus offers AdmiralTM Shares of Vanguard Cash Reserves Federal Money Market Fund.

Both share classes offered by the Cash Reserves Federal Money Market Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund. Each Fund's policy of investing at least 99.5% of its assets in government securities may be changed only upon 60 days' notice to shareholders. The Cash Reserves Federal Money Market Fund's and the Federal Money Market Fund's policies of investing at least 80% of their assets in securities issued by the U.S. government and its agencies and instrumentalities and the Treasury Money Market Fund's policy of investing at least 80% of its assets in

U.S. Treasury securities also may be changed only upon 60 days' notice to shareholders.

Market Exposure

Each Fund's principal strategy is to invest in very high-quality money market instruments. Also known as cash equivalent investments, these instruments are considered short-term (i.e., they usually mature in 397 days or less). Each Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Vanguard Cash Reserves Federal Money Market Fund invests more than 25% of its assets in securities issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises.

Plain Talk About Money Market Instruments

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are U.S. Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or a financial firm; banker's acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are promissory notes issued by banks in large denominations. Money market investments can pay fixed, variable, or floating rates of interest.

Each Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because each Fund's income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

A low interest rate environment could adversely affect each Fund's return. Low interest rates could prevent the Fund from providing a positive yield and/or make it difficult to maintain a stable share price of $1.

Security Selection

Vanguard, advisor to the Funds, selects high-quality money market instruments. Each Fund generally focuses on securities of a particular class of issuer (the U.S. government or U.S. governmental agencies).

Each Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Plain Talk About Credit Quality

A money market instrument's credit quality is an assessment of the issuer's ability to pay interest and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations, along with other securities backed by the "full faith and credit" of the U.S. government, generally are determined to have the highest credit quality. All things being equal, money market instruments with greater credit risk offer higher yields.

The Cash Reserves Federal Money Market Fund invests primarily in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are backed by the full faith and credit of the U.S. government, such as those issued by the U.S. Treasury and the Government National Mortgage Association (GNMA). The Fund also may invest in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

The Cash Reserves Federal Money Market Fund is subject to industry concentration risk, which is the chance that the Fund's performance will be significantly affected, for better or for worse, by developments in the financial services industry.

More than 25% of the Cash Reserves Federal Money Market Fund's assets are invested in instruments issued by companies in the financial services industry. The Fund considers the financial services industry to include issuers principally engaged in providing financial services to consumers and industry, such as securities issued by government-sponsored enterprises, including the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan

Banks, and the Federal Farm Credit Banks Funding Corporation; U.S. and foreign banks; insurance companies; real estate-related companies (i.e., companies having at least 50% of their assets, revenues, or net income related to, or derived from, the real estate industry); securities firms; and leasing companies,amongothers.

Because of this concentration, changes in economic, regulatory, and political conditions that affect financial services issuers could have a significant effect on the Fund. These conditions include changes in interest rates and defaults in payments by borrowers.

The Federal Money Market Fund invests primarily in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are backed by the full faith and credit of the U.S. government, such as those issued by the U.S. Treasury and the Government National Mortgage Association (GNMA). The Fund also may invest in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

The Treasury Money Market Fund invests solely in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 80% of the Fund's assets will be invested in U.S. Treasury securities. The remainder of the Fund's assets may include securities issued by U.S. governmental agencies such as the GNMA, the Small Business Administration, and the Federal Financing Bank.

The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and the expectation that the U.S. Treasury will be able to honor its obligations.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, a GSE's securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Each Fund is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

The three Funds differ mainly in terms of credit risk. Overall, each Fund's investments are in securities considered to be of high credit quality.

In relative terms, the Treasury Money Market Fund, which invests in securities backed by the full faith and credit of the U.S. government, offers the lowest credit risk—and generally the lowest yield—of the three Funds.

Because some of the securities included in the Cash Reserves Federal Money Market Fund and the Federal Money Market Fund are not backed by the full faith and credit of the U.S. government, the potential credit risk and yield for the Funds are somewhat higher than for the Treasury Money Market Fund.

Under certain circumstances, the exposure to a single issuer could cause the Cash Reserves Federal Money Market Fund or the Federal Money Market Fund to fail to maintain a share price of $1.

Although each Fund invests in high-quality money market instruments, the three Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency of the U.S. government.

The Cash Reserves Federal Money Market and Federal Money Market Funds each reserve the right to invest in repurchase agreements, which are subject to specific risks.

Plain Talk About Repurchase Agreements

Repurchase agreements are contracts in which a bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

Each Fund reserves the right to invest, to a limited extent, in adjustable-rate securities, which are a type of derivative.

An adjustable-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day U.S. Treasury bill rate, or another reference rate. Adjustable-rate securities reset their yields on a periodic basis (e.g., daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates.

The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Plain Talk About Derivatives

A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.

In addition, the Cash Reserves Federal Money Market and Federal Money Market Funds may each invest up to 5% of its net assets in illiquid securities. These are investments that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

Plain Talk About Weighted Average Maturity and Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund's WAM, the maturity of certain longer-term adjustable-rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment. When calculating its WAL, the maturity for these adjustable-rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund's ability to invest in longer-term adjustable-rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Cash Management

Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, each Fund typically expects to meet redemptions with positive cash flows. When this is not an option, each Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. A Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, each Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Vanguard anticipates that shareholders will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of each Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent- trading limits of other Vanguard funds, please see the appropriate fund's prospectus.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of over 200 funds holding assets of approximately $5.3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Vanguard Cash Reserves Federal Money Market Fund Only. Vanguard and the Funds' Board have voluntarily agreed to temporarily limit certain net operating expenses for the Fund's Investor Shares in excess of the Fund's Investor Shares' daily yield so as to maintain a zero or positive yield for the Fund's Investor Shares. Vanguard and the Funds' Board may terminate the temporary expense limitation at any time.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of August 31, 2019, Vanguard served as advisor for approximately $4.6 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended August 31, 2019, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund's average net assets.

Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

The managers primarily responsible for the day-to-day management of the Funds are:

John C. Lanius, Portfolio Manager at Vanguard. He has been with Vanguard since 1996, has worked in investment management since 1997, has managed investment portfolios since 2004, and has managed the Federal Money Market Fund since 2007. Education: B.A., Middlebury College.

Nafis T. Smith, Portfolio Manager at Vanguard. He has been with Vanguard since

2003, has worked in investment management since 2005, has managed investment portfolios for Vanguard since 2010, and has managed the Cash Reserves Federal

Money Market Fund and Treasury Money Market Fund since 2017. Education: B.A., Cornell University.

The Funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses). Each Fund may also realize capital gains from the sale of its holdings and distribute these gains (net of losses) to shareholders as capital gains distributions. As a money market fund, each Fund's distributions are expected to consist primarily of income dividends. Income dividends generally are declared daily and distributed monthly. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Because of the short-term nature of each Fund's holdings, the Fund generally does not expect to make distributions of net long-term capital gains.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The NAV per share for the Federal Money Market and Treasury Money Market Funds is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. Each share class of the Cash Reserves Federal Money Market Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The instruments held by a Vanguard retail or government money market fund are valued on the basis of amortized cost. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

Although the stable share price is not guaranteed, the NAV of Vanguard retail and government money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

Vanguard money market fund yields are available on our website at vanguard.com/prices.

Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with fund financial statements, are included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Cash Reserves Federal Money Market Fund Investor Shares

			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations

Net Investment Income	.0231	.0161	.0081	.0032	.0002

Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—

Total from Investment Operations	.023	.016	.008	.0032	.0002

Distributions

Dividends from Net Investment Income	(.023)	(.016)	(.008)	(.0032)	(.0002)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.023)	(.016)	(.008)	(.0032)	(.0002)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return2	2.36%	1.59%	0.83%	0.32%	0.02%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$104,709	$92,898	$84,886	$100,210	$105,820

Ratio of Total Expenses to Average Net Assets3	0.16%	0.16%	0.16%	0.16%	0.15%

Ratio of Net Investment Income to Average
Net Assets	2.33%	1.59%	0.82%	0.32%	0.02%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the Fund's daily yield in order to maintain a zero or positive yield for the Fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The Fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016 and 0.16% for 2015. For the years ended August 31, 2019, 2018, and 2017, there were no expense reductions. For additional information, see Note B in the Notes to Financial Statements section of the Fund's current annual report to shareholders dated August 31, 2019.

Federal Money Market Fund

			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations

Net Investment Income	.0221	.0141	.0061	.0022	.0001

Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—

Total from Investment Operations	.022	.014	.006	.0022	.0001

Distributions

Dividends from Net Investment Income	(.022)	(.014)	(.006)	(.0022)	(.0001)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.022)	(.014)	(.006)	(.0022)	(.0001)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return2	2.26%	1.42%	0.57%	0.23%	0.01%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$132,966	$100,287	$79,452	$38,804	$3,325

Ratio of Total Expenses to Average Net Assets3	0.11%	0.11%	0.11%	0.11%	0.10%

Ratio of Net Investment Income to Average
Net Assets	2.24%	1.43%	0.60%	0.27%	0.01%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the Fund's daily yield in order to maintain a zero or positive yield for the Fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The Fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2016 and 0.11% for 2015. For the years ended August 31, 2019, 2018, and 2017, there were no expense reductions. For additional information, see Note B in the Notes to Financial Statements section of the Fund's current annual report to shareholders dated August 31, 2019.

Treasury Money Market Fund

			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations

Net Investment Income	.0221	.0141	.0051	.0017	.0001

Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—

Total from Investment Operations	.022	.014	.005	.0017	.0001

Distributions

Dividends from Net Investment Income	(.022)	(.014)	(.005)	(.0017)	(.0001)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.022)	(.014)	(.005)	(.0017)	(.0001)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return2	2.25%	1.43%	0.54%	0.17%	0.01%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$28,428	$18,911	$15,639	$12,803	$9,388

Ratio of Total Expenses to Average Net Assets3	0.09%	0.09%	0.09%	0.09%	0.04%

Ratio of Net Investment Income to Average
Net Assets	2.23%	1.43%	0.55%	0.18%	0.01%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the Fund's daily yield in order to maintain a zero or positive yield for the Fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The Fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2016 and 0.09% for 2015. For the years ended August 31, 2019, 2018, and 2017, there were no expense reductions. For additional information, see Note B in the Notes to Financial Statements section of the Fund's current annual report to shareholders dated August 31, 2019.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares

To open and maintain an account. For the Cash Reserves Federal Money Market and Federal Money Market Funds—$3,000. For the Treasury Money Market Fund— $50,000. For the Federal Money Market Fund and the Treasury Money Market Fund, financial intermediaries, institutional, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire on a business day, however, you generally can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund).

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. You may ask Vanguard to convert your Investor Shares of Vanguard Cash Reserves Federal Money Market Fund to Admiral Shares of Vanguard Cash Reserves Federal Money Market Fund at any time. The Fund's Admiral share class does not offer a checkwriting option. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries and Vanguard- advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

By writing a check. If you have established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally will continue earning dividends until the first business day following your trade date. Generally, there are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time, on a business day (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the shares will stop earning dividends that same day.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC. In connection with a determination by the board of trustees, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund. In addition, in accordance with Rule 2a-7 under the Investment Company Act of 1940, the board of trustees of a retail or institutional money market fund may implement liquidity fees and redemption gates if a retail or institutional money market fund's weekly liquid assets fall below established thresholds.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k)s.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Money Market Funds twice a year, in April and October. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Reports from the advisor.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Funds' Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

•If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll- free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

Cash Reserves Federal Money
Market Fund

Investor Shares	6/4/1975	VangCashResFdl 30		922906201
Federal Money Market Fund

Investor Shares	7/13/1981	VangFdl	33	922906300

Treasury Money Market Fund

Investor Shares	12/14/1992	VangUST	11	921932109

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

FTSE 3-Month U.S. Treasury Bill Index. An index that measures performance of short-term U.S. government debt securities and accrues income on a monthly basis.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Funds' board of trustees and renegotiation with the lender syndicate on an annual basis.

Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Stable Net Asset Value (NAV). A share price that maintains a consistent value (e.g., $1.00 or $100.00) using special pricing and valuation conventions.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Money Market Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Funds are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Funds' Investment Company Act file number: Cash Reserves Federal Money Market and Federal Money Market Funds: 811-02554; Treasury Money Market Fund: 811-07043

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

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